EXHIBIT 21.1

OPTION CARE HEALTH, INC. AND ITS SUBSIDIARIES

Entity Name	State of Incorporation	Doing Business As
Applied Health Care, LLC	Delaware	Option Care Health
BioScrip Infusion Management, LLC	Delaware	Option Care Health
BioScrip Infusion Services, Inc.	California	Option Care Health
BioScrip Infusion Services, LLC	Delaware	Option Care Health
BioScrip Medical Supply Services, LLC	Delaware	Option Care Health
BioScrip Nursing Services, LLC	New York	Option Care Health
BioScrip PBM Services, LLC	Delaware	Option Care Health
BioScrip Pharmacy (NY), Inc.	New York	Option Care Health
BioScrip Pharmacy Services, Inc.	Ohio	Option Care Health
BioScrip Pharmacy, Inc.	Minnesota	Option Care Health
Bradhurst Specialty Pharmacy, Inc.	New York	Option Care Health
CHI Holding Corp.	Delaware	Option Care Health
Chronimed, LLC	Minnesota	Option Care Health
CHS Holdings, Inc.	Delaware	Option Care Health
Clinical Holdings, Inc.	Ohio	Option Care Health
Clinical Specialties Network Services of Illinois, Inc.	Ohio	Option Care Health
Clinical Specialties, Inc.	Ohio	Option Care Health
Crescent Healthcare, Inc.	California	Option Care Health
Crescent Therafusion, Inc.	California	Option Care Health
Critical Care Systems of New York, Inc.	New York	Option Care Health
Critical Care Systems, Inc.	Delaware	Option Care Health
Critical Homecare Solutions, Inc.	Delaware	Option Care Health
CSI Managed Care, Inc.	Ohio	Option Care Health
CSI Medical Billing Services, Inc.	Ohio	Option Care Health
CSI Network Services of Indiana, Inc.	Ohio	Option Care Health
CSI Network Services of Kentucky, Inc.	Ohio	Option Care Health
CSI Network Services of Michigan, Inc.	Ohio	Option Care Health
Deaconess Enterprises, LLC	Ohio	Option Care Health
Deaconess HomeCare, LLC	Delaware	Option Care Health
East Goshen Pharmacy, Inc.	Pennsylvania	Option Care Health
HC Group Holdings II, LLC	Delaware	Option Care Health
HC Group Holdings III, Inc.	Delaware	Option Care Health
Healthy Connections Homecare Services, Inc.	Texas	Option Care Health
Home I.V. Specialists, Inc.	Arkansas	Option Care Health
HomeChoice Partners, Inc.	Delaware	Option Care Health
InfuCenters, LLC	Delaware	Option Care Health
Infusal Partners	Florida	Option Care Health
InfuScience HHA, LLC	Delaware	Option Care Health
InfuScience South Carolina, LLC	Delaware	Option Care Health
InfuScience Sub, Inc.	Delaware	Option Care Health
InfuScience, Inc.	Delaware	Option Care Health
Infusion Partners of Brunswick, LLC	Georgia	Option Care Health
Infusion Partners of Melbourne, LLC	Georgia	Option Care Health

Infusion Partners, LLC	Ohio	Option Care Health
Infusion Solutions, Inc.	New Hampshire	Option Care Health
Infusion Therapy Specialists, Inc.	Nebraska	Option Care Health
Knoxville Home Therapies, LLC	Tennessee	Option Care Health
MedNow Infusion, LLC	Delaware	Option Care Health
National Health Infusion, Inc.	Florida	Option Care Health
Natural Living, Inc.	New York	Option Care Health
New England Home Therapies, Inc.	Massachusetts	Option Care Health
Nutri USA Inc.	New York	Option Care Health
Option Care Enterprises, Inc.	Delaware	Option Care Health
Option Care Enterprises, Inc.	Pennsylvania	Option Care Health
Option Care Health, Inc. (f/k/a BioScrip, Inc.)	Delaware	Option Care Health
Option Care Home Care, Inc.	Illinois	Option Care Health
Option Care Home Health, L.L.C.	Washington	Option Care Health
Option Care Infusion Services, Inc.	Delaware	Option Care Health
Option Care Infusion Suites, LLC	Delaware	Option Care Health
Option Care of New York, Inc.	New York	Option Care Health
OPTION CARE, Inc.	California	Option Care Health
Option Health, Ltd.	Illinois	Option Care Health
Option Home Health, Inc.	Ohio	Option Care Health
OptioNet, Inc.	Delaware	Option Care Health
PHCS Acquisition Co, Inc.	Delaware	Option Care Health
Professional Home Care Services, Inc.	Delaware	Option Care Health
Regional Ambulatory Diagnostics, Inc.	Ohio	Option Care Health
River City Pharmacy, Inc.	California	Option Care Health
Scott-Wilson, Inc.	Kentucky	Option Care Health
Specialty Pharma, Inc.	Delaware	Option Care Health
Springville Pharmacy Infusion Therapy, Inc.	New York	Option Care Health
Trinity Homecare, L.L.C.	New Jersey	Option Care Health
University Option Care, L.L.C.	Ohio	Option Care Health
Wilcox Medical, Inc.	Vermont	Option Care Health